The RMR Group Inc. Announces Third Quarter Fiscal 2023 Financial Results August 9, 2023 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.40 per share to shareholders of record as of the close of business on July 24, 2023. This dividend will be paid on or about August 17, 2023. Conference Call A conference call to discuss RMR’s fiscal third quarter results will be held on Thursday, August 10, 2023 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 270-2148 or (412) 902-6510 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 4277809. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 600 real estate professionals in more than 30 offices nationwide who manage approximately $36 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. “In light of volatile real estate markets, our third quarter results once again highlight RMR’s resilient business model, as Revenues, Adjusted EBITDA and Adjusted Net Income per share all reached the high end of our financial guidance. Our organization's focus continues to be on executing the strategic plans of our Managed Equity REITs in an effort to deliver shareholder returns that will ultimately benefit both our clients and RMR. Additionally, we are excited about our recently announced acquisition of CARROLL. This transaction adds meaningful scale, diversification and operational expertise within the favored multifamily sector and advances our private capital growth strategy with high-quality global institutional partners. Post transaction, we expect to have no debt and approximately $200 million of cash on hand for further opportunistic growth strategies." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES THIRD QUARTER FISCAL 2023 FINANCIAL RESULTS Newton, MA (August 9, 2023). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended June 30, 2023.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: the CARROLL acquisition; the resiliency of RMR’s business model; RMR’s strategic opportunities; and shareholder returns of RMR’s Managed Equity REITs. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; increases in or sustained high market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to complete the CARROLL transaction considering the various closing conditions, and RMR's ability to successfully integrate the business if the transaction is completed; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; conditions to the completion of the OPI-DHC merger transaction that may result in that transaction not being completed or being delayed; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Third Quarter Fiscal 2023 Financial Results

5 THE RMR GROUP INC.'S THIRD QUARTER FISCAL 2023 HIGHLIGHTS All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 15 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 21 for notes and terms used throughout this presentation. • Assets Under Management of $35.7 Billion • Net Income of $55.2 Million, Net Income Attributable to The RMR Group Inc. of $24.6 Million, or $1.48 Per Diluted Share, and Net Income Margin of 59.7% • Adjusted Net Income Attributable to The RMR Group Inc. of $8.0 Million, or $0.48 Per Diluted Share • Adjusted EBITDA of $24.6 Million and Adjusted EBITDA Margin of 49.7% • Cash and Cash Equivalents of $295.4 Million and No Outstanding Debt Obligations ($ in thousands, except per share amounts) 3Q'23 Per Share 3Q'22 Per Share GAAP Financial Measures Net Income $ 55,171 $ 17,265 Net Income Margin 59.7% 32.6 % Net Income Attributable to The RMR Group Inc. $ 24,641 $ 1.48 $ 7,570 $ 0.46 Non-GAAP Financial Measures Adusted Net Income Attributable to The RMR Group Inc. $ 8,024 $ 0.48 $ 9,796 $ 0.59 Adjusted EBITDA $ 24,551 $ 29,396 Adjusted EBITDA Margin 49.7% 53.1 % Distributable Earnings $ 17,219 $ 0.54 $ 20,613 $ 0.65 Total Distributions $ 11,448 $ 0.40 $ 11,401 $ 0.40 Distribution Payout Ratio 66.5% 55.3 % Assets Under Management (AUM) AUM $ 35,706,957 $ 37,245,905 Perpetual Capital AUM $ 28,040,326 $ 29,664,375 Private Capital AUM $ 7,666,631 $ 7,581,530 Fee-Earning AUM $ 23,151,379 $ 26,576,488

6 Managed Public Real Estate Capital Managed Private Real Estate Capital $28,040,326 79% $7,666,631 21% $35,706,957 $29,664,375 80% $7,581,530 20% $37,245,905 AUM AUM BY SOURCE ($ in thousands) 3Q'23 3Q'22 Fee-Earning AUM $18,736,533 81% $4,414,846 19% $23,151,379 $22,194,982 84% $4,381,506 16% $26,576,488 Perpetual Capital Private Capital

7 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels / Retail $ 11,230,781 $ 7,247,604 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office & Life Science / Residential 7,524,910 3,353,922 Office Properties Income Trust (NASDAQ: OPI) Office 5,980,075 2,934,248 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,655,359 4,551,558 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 649,201 649,201 Total Perpetual Capital $ 28,040,326 $ 18,736,533 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

8 PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE Inception to 3Q'23 Date Fee-Earning Net Internal Net Internal AUM AUM Rate of Return (1) Rate of Return (1) Industrial Real Estate Funds ("Core Plus") * $ 3,943,169 $ 891,810 2% 6% Medical Office & Life Science Real Estate Funds ("Core Plus") 2,408,135 2,408,135 2% 16% Office Real Estate Funds ("Core Plus") 159,161 159,161 (1)% 5% Hotel Real Estate (Sonesta) 479,054 479,054 NA NA Residential Real Estate (AlerisLife) 251,015 251,015 NA NA Other Real Estate 426,097 225,671 NA NA Total Private Capital $ 7,666,631 $ 4,414,846 * Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 21.

9 AUM BY COMMERCIAL REAL ESTATE SECTOR 19% 18% 18% 15% 16% 14% Office Industrial Hotels Retail Residential Medical Office & Life Science

10 $31,364 $37,736 $24,134 $31,024 $7,230 $6,712 3Q'23 3Q'22 $11,231 $10,624 $9,144 $8,593 $2,087 $2,031 3Q'23 3Q'22 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE $4,418 $4,596 $4,258 $4,333 $160 $263 3Q'23 3Q'22 $47,013 $52,956 $37,536 $43,950 $9,477 $9,006 3Q'23 3Q'22 See Notes & Definitions beginning on page 21. ($ in thousands) Base Business Management & Advisory Fees Base Property Management Fees Construction Supervision Fees Total Management & Advisory Services Revenues Perpetual Capital Private Capital

11 $103,453 $97,106 3Q'23 QTD 3Q'22 QTD $321,689 $248,358 3Q'23 YTD 3Q'22 YTD $4,418 $4,596 3Q'23 QTD 3Q'22 QTD $14,120 $11,623 3Q'23 YTD 3Q'22 YTD Managed Capital Spend MANAGED CAPITAL SPEND & CONSTRUCTION SUPERVISION FEES REVENUE ($ in thousands) QTD YTD Construction Supervision Fees

12 GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME ($ in thousands) (unaudited) 3Q'23 3Q'22 Revenues: Management services (1) $ 45,872 $ 51,819 Termination and incentive business management fees (2) 45,474 — Advisory services 1,141 1,137 Total management and advisory services revenues 92,487 52,956 Reimbursable compensation and benefits 15,235 14,189 Reimbursable equity based compensation 1,622 (69) Other reimbursable expenses 170,881 144,012 Total reimbursable costs 187,738 158,132 Total revenues 280,225 211,088 Expenses: Compensation and benefits 34,239 32,170 Equity based compensation 2,100 512 Separation costs 1,064 400 Total compensation and benefits expense 37,403 33,082 General and administrative 9,575 8,323 Other reimbursable expenses 170,881 144,012 Transaction and acquisition related costs 1,196 — Depreciation and amortization 281 253 Total expenses 219,336 185,670 Operating income 60,889 25,418 Interest income 2,833 279 Gain (loss) on equity method investments accounted for under the fair value option 663 (5,489) Income before income tax expense 64,385 20,208 Income tax expense (9,214) (2,943) Net income 55,171 17,265 Net income attributable to noncontrolling interest (30,530) (9,695) Net income attributable to The RMR Group Inc. $ 24,641 $ 7,570 Substantially all revenues are earned from related parties. See Notes & Definitions beginning on page 21.

13 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 3Q'23 3Q'22 Numerators: Net income attributable to The RMR Group Inc. $ 24,641 $ 7,570 Less: income attributable to unvested participating securities (273) (72) Net income attributable to The RMR Group Inc. used in calculating basic EPS 24,368 7,498 Effect of dilutive securities: Add back: income attributable to unvested participating securities — 72 Add back: net income attributable to noncontrolling interest — 9,695 Add back: income tax expense — 2,943 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (1) — (5,851) Net income used in calculating diluted EPS $ 24,368 $ 14,357 Denominators: Common shares outstanding 16,614 16,501 Less: unvested participating securities and incremental impact of weighted average (179) (158) Weighted average common shares outstanding - basic 16,435 16,343 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares — 15,000 Add: incremental unvested shares — 10 Weighted average common shares outstanding - diluted 16,435 31,353 Net income attributable to The RMR Group Inc. per common share - basic $ 1.48 $ 0.46 Net income attributable to The RMR Group Inc. per common share - diluted $ 1.48 $ 0.46 See Notes & Definitions beginning on page 21.

14 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) June 30, 2023 September 30, 2022 Assets Cash and cash equivalents $ 295,423 $ 189,088 Due from related parties 102,101 108,821 Prepaid and other current assets 6,486 5,372 Total current assets 404,010 303,281 Property and equipment, net 5,501 2,495 Due from related parties, net of current portion 6,632 14,557 Equity method investments accounted for under the fair value option 17,525 49,114 Goodwill and intangible assets, net of amortization 2,034 2,057 Operating lease right of use assets 29,272 28,894 Deferred tax asset 18,578 17,112 Other assets, net of amortization 117,833 124,895 Total assets $ 601,385 $ 542,405 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 74,263 $ 80,221 Accounts payable and accrued expenses 40,316 16,745 Operating lease liabilities 5,056 4,693 Employer compensation liability 1,039 7,516 Total current liabilities 120,674 109,175 Operating lease liabilities, net of current portion 25,406 25,626 Amounts due pursuant to tax receivable agreement, net of current portion 23,308 23,308 Employer compensation liability, net of current portion 6,632 14,557 Total liabilities 176,020 172,666 Total equity 425,365 369,739 Total liabilities and equity $ 601,385 $ 542,405

15 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2023, excluding the assumed redemption of the noncontrolling interest's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 13:

Three Months Ended June 30, 2023: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 24,641	$ (273)	$ 24,368	16,435	$ 1.48
Termination and incentive business management fees [1]	(17,390)	193	(17,197)	16,435	(1.05)
Gain on equity method investments accounted for under the fair value option [2]	(253)	3	(250)	16,435	(0.01)
Separation costs [3]	407	(5)	402	16,435	0.02
Transaction and acquisition related costs [4]	458	(5)	453	16,435	0.03
Technology transformation investments [5]	161	(2)	159	16,435	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,024	$ (89)	$ 7,935	16,435	$ 0.48

(1) Includes $45,474 in termination and incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest of $21,576 and income tax expense of $6,508 at a rate of approximately 14.3%.

(2) Includes $663 in gains on The RMR Group Inc.'s investments in TA and SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $315 and income tax expense of $95 at a rate of approximately 14.3%.

(3) Includes $1,064 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest of $505 and income tax expense of $152 at a rate of approximately 14.3%.

(4) Includes $1,196 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $567 and income tax expense of $171 at a rate of approximately 14.3%.

(5) Includes $420 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest of $199 and income tax expense of $60 at a rate of approximately 14.3%.

16

THE RMR GROUP

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (CONTINUED)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2022, assuming the redemption of the noncontrolling interest's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 13:

Three Months Ended June 30, 2022: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense [(1)]	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 7,570	$ 9,695	$ 2,943	$ 20,208	$ (5,851)	$ 14,357	31,353	$ 0.46
Loss on equity method investments accounted for under the fair value option	2,074	2,614	801	5,489	(1,593)	3,896	31,353	0.12
Separation costs	152	190	58	400	(116)	284	31,353	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 9,796	$ 12,499	$ 3,802	$ 26,097	$ (7,560)	$ 18,537	31,353	$ 0.59

(1) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest and the resulting consolidated entities' estimated tax rate of approximately 29.0% for the three months ended June 30, 2022.

17

THE RMR GROUP

18 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 3Q'23 3Q'22 Net income $ 55,171 $ 17,265 Income tax expense 9,214 2,943 Depreciation and amortization 281 253 EBITDA 64,666 20,461 Other asset amortization 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 478 581 Separation costs 1,064 400 Transaction and acquisition related costs 1,196 — Straight line office rent (88) (96) (Gain) loss on equity method investments accounted for under the fair value option (663) 5,489 Distributions from equity method investments 598 207 Technology transformation investments 420 — Termination and incentive business management fees (45,474) — Adjusted EBITDA $ 24,551 $ 29,396

19 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 3Q'23 3Q'22 Calculation of Net Income Margin: Total management and advisory services revenues $ 92,487 $ 52,956 Net income $ 55,171 $ 17,265 Net Income Margin 59.7% 32.6% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding termination and incentive business management fees, if any) (1) $ 49,367 $ 55,310 Adjusted EBITDA $ 24,551 $ 29,396 Adjusted EBITDA Margin 49.7% 53.1% Calculation of Distributable Earnings: Adjusted EBITDA $ 24,551 $ 29,396 Less: Tax distributions to members (2) (7,332) (8,783) Distributable Earnings $ 17,219 $ 20,613 Class A and Class B-1 Common Share Distributions $ 6,648 $ 6,601 Class A Units Distributions 4,800 4,800 Total Distributions $ 11,448 $ 11,401 Calculation of Distributable Earnings per Share: Distributable Earnings $ 17,219 $ 20,613 Distributable Earnings Shares Outstanding 31,614 31,501 Distributable Earnings per Share $ 0.54 $ 0.65 See Notes & Definitions beginning on page 21.

20 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding termination and incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

21 Notes & Definitions

22 NOTES Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client and exclude termination fees of $45,282 from TA and incentive business management fees of $192 from SEVN that were earned during the three months ended June 30, 2023: BASE BUSINESS MANAGEMENT & ADVISORY FEES ($ in thousands) 3Q'23 3Q'22 DHC $ 3,467 $ 4,659 ILPT 5,744 7,031 OPI 3,363 4,270 SVC 8,463 9,486 SEVN 1,141 1,137 TA 1,956 4,441 Total Perpetual Capital 24,134 31,024 AlerisLife 1,381 1,239 Sonesta 2,796 2,491 Other private entities 3,053 2,982 Total Private Capital 7,230 6,712 Total Base Business Management & Advisory Fees $ 31,364 $ 37,736 Notes to page 8 – PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE (1) Net Internal Rate of Return (Net IRR) for the quarter represents a time-weighted return, which is calculated by determining the percentage change in net asset value based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees and joint venture and fund level expenses. Inception to date Net IRR represents a dollar-weighted return, which is calculated based on the timing of cash flows of the joint venture and fund. Partial year Net IRR is not annualized. Due to the nature of its calculation, the timing of investment cash flows reflected in Net IRR may differ from the timing of actual investment cash flows for the joint venture and fund. In addition, Net IRR may differ from an individual investor's Net IRR due to the timing of that investor's contributions to the joint venture or fund.

23 NOTES (CONTINUED) Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 3Q'23 3Q'22 BASE PROPERTY MANAGEMENT FEES DHC $ 1,504 $ 1,282 ILPT 3,132 2,404 OPI 3,572 3,894 SVC 936 1,013 Total Perpetual Capital 9,144 8,593 Other private entities 2,087 2,031 Total Private Capital 2,087 2,031 Total Base Property Management Fees $ 11,231 $ 10,624 CONSTRUCTION SUPERVISION FEES DHC $ 684 $ 1,267 ILPT 237 368 OPI 2,428 2,476 SVC 909 222 Total Perpetual Capital 4,258 4,333 Other private entities 160 263 Total Private Capital 160 263 Total Construction Supervision Fees $ 4,418 $ 4,596 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,655 $ 7,208 ILPT 9,113 9,803 OPI 9,363 10,640 SVC 10,308 10,721 SEVN 1,141 1,137 TA 1,956 4,441 Total Perpetual Capital 37,536 43,950 AlerisLife 1,381 1,239 Sonesta 2,796 2,491 Other private entities 5,300 5,276 Total Private Capital 9,477 9,006 Total Management & Advisory Services Revenues $ 47,013 $ 52,956

24 $30,236,454 $19,759,926 $19,759,926 $11,368,553 $7,363,672 $7,363,672 $6,024,974 $3,481,695 $3,481,695 $5,644,407 $5,372,641 $5,372,641 $7,198,520 $3,541,918 $3,541,918 Historical Cost Market Capitalization Lower of $30,442,484 $18,087,332 $18,087,332 $11,230,781 $7,247,604 $7,247,604 $5,980,075 $2,934,248 $2,934,248 $5,706,718 $4,551,558 $4,551,558 $7,524,910 $3,353,922 $3,353,922 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC NOTES (CONTINUED) As of June 30, 2023 As of June 30, 2022 Notes to page 12 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1) Management services revenues includes base business management fees earned from the Managed Equity REITs monthly based upon the lower of (i) the average historical cost of each REIT’s properties, and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of June 30, 2023 and 2022 and may differ from the basis on which base business management fees are calculated ($ in thousands): (2) Termination and incentive business management fees for the three months ended June 30, 2023 includes termination fees of $45,282 from TA and incentive business management fees of $192 from SEVN.

25 Notes to page 19 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three months ended June 30, 2023 and 2022, required to be recognized as a reduction to management services revenues in accordance with GAAP. (2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each’s estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For the three months ended June 30, 2023 and 2022, RMR LLC made required quarterly tax distributions as follows: NOTES (CONTINUED) Notes to page 13 – GAAP RESULTS: EARNINGS PER COMMON SHARE RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR’s equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest’s 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered that net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. For the three months ended June 30, 2023, the assumed redemption of the 15,000,000 Class A Units is not reflected in diluted earnings per share as the assumed redemption would be anti-dilutive. For the three months ended June 30, 2022, such redemption is dilutive to earnings per share. (1) Income tax expense assumes the hypothetical conversion of the noncontrolling interest, which results in an estimated tax rate of 29.0% for the three months ended June 30, 2022. (a) Tax distributions for the three months ended June 30, 2023 exclude $12,489 to The RMR Group Inc. and $11,281 to the non- controlling interest related to termination fees from TA and incentive business management fees from SEVN and the tax cost basis gain on the sale of TA common shares, both of which are considered non-recurring transactions. ($ in thousands) 3Q'23 (a) 3Q'22 RMR LLC tax distributions to The RMR Group Inc. $ 3,898 $ 4,629 RMR LLC tax distributions to non-controlling interest 3,434 4,154 Total RMR LLC tax distributions to members $ 7,332 $ 8,783

26 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Private Capital clients (excluding Sonesta), plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, Sonesta and until May 15, 2023, TA, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), and until it was acquired by BP Products North America Inc. on May 15, 2023, TravelCenters of America Inc. (TA). • Private Capital primarily consists of private entities that own commercial real estate, AlerisLife Inc. and Sonesta International Hotels Corporation (Sonesta). Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. DEFINITIONS